EXHIBIT  10.53


                               THIRD AMENDMENT TO
                    POS CHECK THIRD PARTY SERVICER AGREEMENT
                             DATED DECEMBER 12, 2000
                                     BETWEEN
                         ELECTRONIC CLEARING HOUSE, INC.
                                       AND
                                VISA U.S.A., INC.


The POS Check Servicer Agreement ("Agreement") dated December 12, 2000 between the parties is amended as follows:

     1. ECHO agrees to deliver to Visa an enhancement to its current Visa POS Check processing system to support the Illinois Retail Merchant Association
(IRMA)  utilizing  the  4Access  Communications  Orion  or Certicheck terminals.

     2. ECHO agrees to deliver to Visa an enhancement to its current Visa POS Check processing system to add support for Visa's POS Check Service to the ECHO TouchNet interface for access to TouchNet's university customers.

     3.   Visa shall pay ECHO the following fees for these additional functions:

     4.   Payment Terms - upon execution of Third Amendment to the Agreement.

     5. Except as amended herein, the terms and conditions of the Agreement dated December 12, 2000, and any subsequent amendments shall continue in full force and effect.

The parties through their authorized representatives have executed this Third Amendment on the dates shown below, effective the latest such date.

ELECTRONIC CLEARING                  VISA U.S.A., INC.
HOUSE, INC.


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